UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K/A                                First Financial Bancorp.

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of First Financial Bancorp. filed on August 26, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to include a revised copy of Exhibit 16.1 excluding inadvertent additional text that was not part of the actual Exhibit 16.1 supplied by Ernst & Young LLP. The other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01    Financial Statements and Exhibits.

The following exhibit is furnished with this report pursuant to Item 4.01.

(d)	Exhibits:

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated August 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	August 26, 2015

Form 8-K/A                                First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated August 26, 2015